Contract revenues	12 Months Ended
Dec. 31, 2020
Contract revenues [Abstract]
Contract revenues
12.	Contract revenues

For the years ended December 31, 2020, 2019 and 2018, AC Immune generated contract revenues of CHF 15.4 million, CHF 110.5 million and CHF 6.9 million, respectively. For comparability, the Company reclassified CHF 0.3 million, CHF 0.6 million and CHF 0.3 million from contract revenues to other income/(expense) for the years ended December 31, 2020, 2019 and 2018, respectively for prior grants from the MJFF.

The following tables provide contract revenue amounts from its LCAs for the years ended December 31, 2020, 2019 and 2018, respectively.

	For the years ended December 31,
In CHF thousands	2020	2019	2018
Lilly	14,348	105,662	—
Genentech	—	—	—
Janssen	1,083	1,173	2,157
Life Molecular Imaging	—	2,206	—
Biogen	—	1,063	4,024
Other	—	352	731
Total contract revenue	15,431	110,456	6,912

Lilly accounted for 93% and 96% of our contract revenues in 2020 and 2019, respectively. Biogen and Janssen accounted for 58% and 31% of our contract revenues in 2018, respectively.

The following table presents changes in the Company’s contract assets and liabilities during the years ended December 31, 2020 and 2019:

In CHF Thousands	Balance at the beginning of the reporting period	Additions	Deductions	Balance at the end of the reporting period
Twelve months ended December 31, 2020:
Accrued income	1,095	2,354	(1,858)	1,591
Deferred income	4,477	1,467	(5,638)	306

Twelve months ended December 31, 2019:
Accrued income	3,667	2,211	(4,783)	1,095
Deferred income	351	7,686	(3,560)	4,477

During the years ended December 31, 2020, 2019 and 2018, the Company recognized the following contract revenues as a result of changes in the contract asset and the contract liability balances in the respective periods:

	For the years ended December 31,
In CHF thousands	2020	2019	2018
Revenues recognized in the period from:
Amounts included in the contract liability at the beginning of the period	4,477	351	1,551
Performance obligations satisfied in previous periods	10,000	2,206	—

12.1	Licensing and collaboration agreements

Morphomer Tau small molecule – 2018 license agreement with Eli Lilly and Company

In December 2018, we entered into an exclusive, worldwide licensing agreement with Eli Lilly and Company (Lilly) to research and develop Morphomer Tau small molecules for the treatment of AD and other neurodegenerative diseases. More specifically, this is an exclusive license with the right to Lilly to grant sublicenses under the ACIU Patents, the ACIU know-how, and ACIU’s interests in the Joint Patents and the joint know-how to Exploit the Licensed Compounds and Licensed Products. The agreement became effective on January 23, 2019 (the “effective date”) when the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, expired. In Q3 2019, the Company and Lilly entered into the first amendment to divide the first discretionary milestone payment under the agreement of CHF 60 million into two installments, with the first CHF 30 million paid in Q3 2019 and the second CHF 30 million to be paid on or before March 31, 2020 unless Lilly terminated the agreement earlier. In Q1 2020, the Company and Lilly entered into a second amendment to replace the second CHF 30 million to be paid on or before March 31, 2020 with two milestone payments, one of CHF 10 million to be paid on or before March 31, 2020 and the other of CHF 60 million following the first patient dosed in a Phase 2 clinical study of a licensed product in the US or EU.

Per the terms of the agreement, the Company received an initial upfront payment of CHF 80 million in Q1 2019 for the rights granted by the Company to Lilly. To date, the Company has completed a Phase 1 clinical study with ACI-3024. The program will be expanded to NeuroOrphan indications and ACI-3024 will be further evaluated for efficacy in models of rare Tauopathies.

Additionally, the Company and Lilly have continued candidate characterization across the research program, identifying new and highly differentiated candidates with desired cerebrospinal fluid exposure and selectivity for pathological aggregated Tau. These will be broadly developed in Tau-dependent neurodegenerative diseases by Lilly.

Lilly is responsible for leading and funding further clinical development and will retain global commercialization rights for all indications.

Per the terms of the agreement, the Company may become eligible to receive additional milestone payments totaling up to approximately CHF 880 million for clinical and regulatory milestones and CHF 900 million upon achievement of certain commercial milestones. In addition to milestones, we will be eligible to receive royalties on sales at a percentage rate ranging from the low double-digits to the mid-teens. The agreement will terminate by the date of expiration of the last royalty term for the last licensed product. However, under the terms of the agreement, Lilly may terminate the agreement at any time by providing 3 months’ prior notice to us.

AC Immune assessed this arrangement in accordance with IFRS 15 and concluded that Lilly is a customer. The Company identified the following significant performance obligations under the contract: (i) a right-of-use license and (ii) research and development activities outlined in the development plan. Per the agreement, the Company was responsible for the preclinical and Phase 1 activities for the first clinical candidate, ACI-3024, which the Company determined was distinct and capable of being completed by Lilly or a third party. Preclinical activities for which AC Immune was responsible prior to their completion in Q2 2019 included final manufacturing of materials for use in the regulatory submission of the protocol and in the Phase 1 study. For the completed Phase 1, AC Immune was responsible for leading the study design, obtaining relevant regulatory agency approvals, arranging necessary third-party contracts, completing patient selection, ensuring patient treatment, following up with patients, drafting the clinical study report development and other relevant clinical activities to ensure that the primary objective of the study was completed. The Company used CMOs for certain of its preclinical activities and CROs to complete certain Phase 1 activities and to issue the final clinical study report.

The Company’s preclinical and Phase 1 activities did not represent integrated services with the licensed IP for which Lilly contracted. Lilly purchased a license to the Company’s Tau therapeutic small-molecule program, which was delivered at commencement of the agreement, and AC Immune’s preclinical and Phase 1 activities did not affect the form or functionality of this license. The Company’s objective for the Phase 1 activity was to assess safety and tolerability and did not modify or customize ACI-3024. The completion of these preclinical and Phase 1 activities does not affect the licensed IP.

Finally, per the agreement, each party has three representatives on a joint steering committee (JSC); depending upon the agenda, additional field experts can attend the JSC to provide the technical and scientific contribution required. The JSC meets on a regular basis depending on agreements between the representatives. The JSC is responsible for serving as the forum to (i) discuss, review and approve certain activities by reviewing and discussing the development progress with updates on back-up candidates, (ii) discuss, review and approve all amendments to the global development plan, (iii) periodically discuss and review commercialization of licensed products and (iv) review and approve reports related to development costs among other activities. The JSC is intended to ensure that communication between the parties remains consistent and that the development plan is progressing as intended.

The valuation of each performance obligation involves estimates and assumptions with revenue recognition timing to be determined by either delivery or the provision of services.

The Company used the residual approach to estimate the selling price for the right-of-use license and an expected cost plus margin approach for estimating the research and development activities. The right-of-use license was delivered on the effective date. The research and development activities were delivered over time as the services were performed. For these services, revenue was recognized over time using the input method, based on costs incurred to perform the services, as the level of costs incurred over time is thought to best reflect the transfer of services to Lilly. The Company determined the value of the research and development activities to be CHF 6.9 million and deferred this balance from the effective date. As of December 31, 2020, the Company has cumulatively recognized CHF 6.9 million in contract revenue, resulting in no deferred income (contract liability) on the balance sheets. The remaining CHF 73.1 million from the upfront payment was allocated to the right-of-use license and recognized on the effective date.

At inception of the agreement, none of the clinical, regulatory or commercial milestones had been included in the transaction price, as all milestone amounts were fully constrained. Through December 31, 2020, the Company has recognized CHF 40 million from milestone payments triggered in Q3 2019 and Q1 2020 related to the right-of-use license for IP as there were no further constraints related to these milestones. In assessing that future clinical, regulatory or commercial milestones are fully constrained, the Company considered numerous factors to determine that these milestones are not highly probable to obtain, including that receipt of the milestones is outside the control of the Company and contingent upon success in future clinical trials and the licensee’s efforts. Any consideration related to sales-based milestones (including royalties) will be recognized when the related sales occur as they were determined to relate predominantly to the license granted to Lilly and therefore have also been excluded from the transaction price. The Company will re-evaluate the transaction price in each reporting period and as uncertain events are resolved or other changes in circumstances occur.

For the years ended December 31, 2020, 2019 and 2018, we have recognized CHF 14.3 million, CHF 105.7 million and nil, respectively from this arrangement.

Anti-Abeta antibody in AD – 2006 agreement with Genentech, a member of the Roche Group

In November 2006, we signed an exclusive, worldwide licensing agreement for crenezumab, our humanized monoclonal therapeutic antibody targeting misfolded Abeta. The agreement was amended March 2009, January 2013, May 2014 and May 2015. The agreement also provides for the development of a second therapeutic product for a non-AD indication based on the same intellectual property and anti-Abeta antibody compound. The value of this partnership is potentially greater than USD 340 (CHF 303) million.

The term of the agreement commenced on the effective date and, unless sooner terminated by mutual agreement or pursuant to any other provision of the agreement, terminates on the date on which all obligations between the parties with respect to the payment of milestones or royalties with respect to licensed products have passed or expired. Either party may terminate the agreement for any material breach by the other party, provided a cure period of 90 days from the date when that notice is given.

Genentech commenced a first Phase 3 clinical study in March 2016 for crenezumab (CREAD). In March 2017, Genentech started a second Phase 3 clinical trial (CREAD 2). Since 2013, crenezumab has also been studied in a Phase 2 trial in individuals who carry the PSEN1 E280A autosomal-dominant mutation and do not meet the criteria for mild cognitive impairment due to AD or dementia due to AD and are, thus, in a preclinical phase of AD (autosomal dominant AD (ADAD)). In 2019, Genentech initiated a Tau Positron Emission Tomography (PET) substudy to the ongoing Phase 2 trial in ADAD to evaluate the effect of crenezumab on Tau burden, which may also increase the understanding of disease progression in the preclinical stage of ADAD.

If crenezumab receives regulatory approval, we will be entitled to receive royalties that are tied to annual sales volumes with different royalty rates applicable in the US and Europe ranging from the mid-single digits to mid-teens. To date, we have received total milestone payments of USD 65 million (CHF 70.1 million) comprised of an upfront payment of USD 25 (CHF 31.6) million and of USD 40 (CHF 38.2) million for clinical development milestones achieved all-in prior to January 1, 2017. Genentech may terminate the agreement at any time by providing 3 months’ notice to us. In such event all costs incurred are still refundable.

AC Immune assessed this arrangement in accordance with IFRS 15 and concluded that Genentech is a customer. The Company identified the following performance obligations under the contract: (i) a right-of-use license and (ii) conducting of research under a research plan. The Company considered the research and development capabilities of Genentech and Genentech’s right to sublicense to conclude that the license has stand-alone functionality and is distinct. The Company’s obligation to perform research does not significantly impact or modify the licenses’ granted functionality.

At execution of the agreement, the transaction price included the upfront consideration received of USD 25 (CHF 31.6) million. At inception, none of the clinical or regulatory milestones had been included in the transaction price, as all milestone amounts were fully constrained. The Company has received three milestone payments since inception, totaling USD 40 (CHF 38.2) million. The Company could receive greater than USD 275 (CHF 245) million or more for further regulatory milestones for this exclusive, worldwide alliance. In assessing that future regulatory milestones are fully constrained, the Company considered numerous factors, including that receipt of the milestones is outside the control of the Company and contingent upon success in future clinical trials and the licensee’s efforts. Any consideration related to royalties will be recognized when the related sales occur as they were determined to relate predominantly to the license granted to Genentech and therefore have also been excluded from the transaction price. The Company will re-evaluate the transaction price in each reporting period and as uncertain events are resolved or other changes in circumstances occur.

On January 30, 2019, we announced that Roche, the parent of Genentech, is discontinuing the CREAD and CREAD 2 (BN29552 and BN29553) Phase 3 studies of crenezumab in people with prodromal-to-mild sporadic AD. The decision came after an interim analysis conducted by the Independent Data Monitoring Center (IDMC) indicated that crenezumab was unlikely to meet its primary endpoint of change from baseline in Clinical Dementia Rating-Sum of Boxes (CDR-SB) Score. This decision was not related to the safety of the investigational product. No safety signals for crenezumab were observed in this analysis and the overall safety profile was similar to that seen in previous trials.

Crenezumab continues to be studied in the Phase 2 preventive trial, which began in 2013 in Columbia, of cognitively healthy individuals who carry the PSEN1 E280A autosomal-dominant mutation and are in a preclinical phase of ADAD. This study will determine if treating people carrying this mutation with crenezumab prior to the onset of AD symptoms will slow or prevent the decline of cognitive and functional abilities.

For the years ended December 31, 2020, 2019 and 2018, we have recognized no revenues from this arrangement.

Anti-Tau antibody in AD – 2012 agreement with Genentech, a member of the Roche Group

In June 2012, we entered into a second agreement with Genentech to research, develop and commercialize our anti-Tau antibodies for use as immunotherapeutics and diagnostics. The agreement was amended in December 2015. The value of this exclusive, worldwide alliance is potentially greater than CHF 400 million and includes upfront and clinical, regulatory and commercial milestone payments. In addition to milestones, we will be eligible to receive royalties on sales at a percentage rate ranging from the mid-single digits to low-double digits. The agreement also provides for collaboration on at least one additional therapeutic indication outside of AD built on the same anti-Tau antibody program as well an anti-Tau diagnostic product for AD.

The term of the agreement commenced on the effective date and, unless sooner terminated by mutual agreement or pursuant to any other provision of the agreement, terminates on the date on which all obligations between the parties with respect to the payment of milestones or royalties with respect to licensed products have passed or expired. Either party may terminate the agreement for any material breach by the other party, provided a cure period of 90 days from the date when that notice is given.

To date, we have received payments totaling CHF 59 million, including a milestone payment of CHF 14 million received and recognized in Q4 2017 associated with the first patient dosing in a Phase 2 clinical trial for AD with an anti-Tau monoclonal body known as semorinemab, a milestone payment of CHF 14 million recognized in Q2 2016 and received in July 2016, associated with the announcement of the commencement of the Phase 1 clinical study of semorinemab, and a milestone payment of CHF 14 million received in 2015 in connection with the ED-GO decision. As we met all performance obligations on reaching these milestones, we have recognized revenue in the respective periods. Genentech may terminate the agreement at any time by providing 3 months’ notice to us.

AC Immune assessed this arrangement in accordance with IFRS 15 and concluded that Genentech is a customer. The Company identified the following performance obligations under the contract: (i) a right-of-use license and (ii) conduct of research under a research plan. The Company considered the research and development capabilities of Genentech and Genentech’s right to sublicense to conclude that the license has stand-alone functionality and is distinct. The Company’s obligation to perform research does not significantly impact or modify the licenses’ granted functionality.

At execution of the agreement, the transaction price included an upfront consideration received of CHF 17 million. At inception, none of the clinical or regulatory milestones had been included in the transaction price, as all milestone amounts were fully constrained. The Company has received three milestones since inception totaling CHF 42 million. The Company could also receive up to an additional CHF 368.5 million in clinical, regulatory and commercial milestones. In assessing that future clinical, regulatory or commercial milestones are fully constrained, the Company considered numerous factors, including that receipt of the milestones is outside the control of the Company and contingent upon success in future clinical trials. Any consideration related to sales-based milestones (including royalties) will be recognized when the related sales occur as they were determined to relate predominantly to the license granted to Genentech and therefore have also been excluded from the transaction price. The Company will re-evaluate the transaction price in each reporting period and as uncertain events are resolved or other changes in circumstances occur.

On September 23, 2020, the Company reported that Genentech informed us of top line results from a Phase 2 trial of the anti-Tau antibody, semorinemab, in early (prodromal to mild) Alzheimer’s disease (AD) which show that semorinemab did not meet its primary efficacy endpoint of reducing decline on Clinical Dementia Rating-Sum of Boxes (CDR-SB) compared to placebo. The primary safety endpoint was however met. Two secondary endpoints, Alzheimer’s Disease Assessment Scale-Cognitive Subscale 13 (ADAS-Cog13) and Alzheimer’s Disease Cooperative Study Group – Activities of Daily Living Inventory (ADCS-ADL), were not met. A second Phase 2 study of semorinemab in patients with moderate AD remains ongoing.

For the years ended December 31, 2020, 2019 and 2018, we have recognized no revenues from this arrangement, respectively.

Tau vaccine in AD – 2014 agreement with Janssen Pharmaceuticals, Inc.

In December 2014, we entered into an agreement with Janssen Pharmaceuticals, Inc. (Janssen) one of The Janssen Pharmaceutical Companies of Johnson & Johnson, to develop and commercialize therapeutic anti-Tau vaccines for the treatment of AD and potentially other Tauopathies. The value of this partnership is potentially up to CHF 500 million and includes upfront and clinical, regulatory and commercial milestones. In addition to milestones, we will be eligible to receive royalties on sales at a percentage rate ranging from the low-double digits to the mid-teens. In April 2016, July 2017, January 2019 and November 2019, the companies entered into the first, second, third and fourth amendments, respectively. These amendments allow for the alignment of certain payment and activity provisions with the Development Plan and Research Plan activities. We and Janssen are co-developing the second-generation lead therapeutic vaccines, ACI-35.030 and JACI-35.054, through Phase 1b/2a completion. AC Immune and Janssen will jointly share research and development costs until the completion of the first Phase 2b (AC Immune's contribution to the first Phase 2b trial capped). From Phase 2b and onwards, Janssen will assume responsibility for the clinical development, manufacturing and commercialization of the second-generation vaccines.

Under the terms of the agreement, Janssen may terminate the agreement at any time after completion of the first Phase 1b clinical study in 2016 by providing 90 days’ notice to us. If not otherwise terminated, the agreement shall continue until the expiration of all royalty obligations as outlined in the contract.

The agreement also allows for the expansion to a second indication based on the same anti-Tau vaccine program and based on intellectual property related to this program.

The Company received an upfront, non-refundable license fee of CHF 25.9 million, which we recognized as revenue in 2014. In May 2016, we received a payment of CHF 4.9 million for reaching a clinical milestone in the first Phase 1b study. As we met all performance obligations on reaching the milestone, we have recognized this income as revenue.

AC Immune assessed this arrangement in accordance with IFRS 15 and concluded that Janssen is a customer. The Company identified the following performance obligations under the contract: (i) a right-of-use license and (ii) research and development services including a development and chemistry, manufacturing and controls work plan. The Company considered the research and development capabilities of Janssen, Janssen’s right to sublicense, and the fact that the research and development services are not proprietary and can be provided by other vendors, to conclude that the license has stand-alone functionality and is distinct. The Company’s obligation to perform research and development services does not significantly impact or modify the licenses’ granted functionality. Based on these assessments, the Company identified the license and the research and development services as the performance obligations at the inception of the arrangement, which were deemed to be distinct in the context of the contract.

At execution of the agreement, the transaction price included only the upfront consideration received of CHF 25.9 million. At inception, none of the clinical, regulatory or commercial milestones has been included in the transaction price, as all milestone amounts were fully constrained. The Company did receive a payment of CHF 4.9 million for reaching a clinical milestone in the first Phase 1b study in May 2016. The Company could also receive up to more than CHF 458 million in clinical, regulatory and commercial milestones as well as tiered, low-double digit to mid-teen royalties on aggregate net sales of products. In assessing that future clinical, regulatory or commercial milestones are fully constrained, the Company considered numerous factors to determine that these milestones are not highly probable to obtain, including that receipt of the milestones is outside the control of the Company and contingent upon success in future clinical trials and the licensee’s efforts. Any consideration related to sales-based milestones (including royalties) will be recognized when the related sales occur as they were determined to relate predominantly to the license granted to Janssen and therefore have also been excluded from the transaction price. The Company will re-evaluate the transaction price in each reporting period and as uncertain events are resolved or other changes in circumstances occur.

For the years ended December 31, 2020, 2019 and 2018, we have recognized revenues totaling CHF 1.1 million, CHF 1.2 million and CHF 2.2 million, respectively from this arrangement.

Tau-PET imaging agent in AD –2014 agreement with Life Molecular Imaging (LMI) (formerly Piramal Imaging SA)

In May 2014, we entered into an agreement, our first diagnostic partnership, with LMI, the former Piramal Imaging SA. The partnership with LMI is an exclusive, worldwide licensing agreement for the research, development and commercialization of the Company’s Tau protein PET tracers supporting the early diagnosis and clinical management of AD and other Tau-related disorders and includes upfront and sales milestone payments totaling up to EUR 159 (CHF 175) million, plus royalties on sales at a percentage rate ranging from mid-single digits to low-teens. LMI may terminate the LCA at any time by providing 3 months’ notice to us.

In connection with this agreement, AC Immune received a payment of EUR 500 (CHF 664) thousand, which was fully recognized in 2015. In Q1 2017, we recorded a milestone payment of EUR 1 (CHF 1.1) million related to the initiation of “Part B” of the first-in-man Phase 1 study. In Q3 2019, the Company recognized EUR 2 (CHF 2.2) million in connection with the initiation of a Phase 2 trial of Tau-PET tracer in patients with mild cognitive impairment and mild–to-moderate AD in comparison with non-demented control participants. The Company is eligible to receive variable consideration related to the achievement of certain clinical milestones totaling EUR 8 (CHF 9) million should the compound make it through Phase 3 clinical studies. We are also eligible to receive potential regulatory and sales-based milestones totaling EUR 148 (CHF 162) million. Finally, the Company is eligible for royalties from the mid-single digits to low-double digits.

AC Immune assessed this arrangement in accordance with IFRS 15 and concluded that LMI is a customer. The Company has identified that the right-of-use license as the only performance obligation. The Company determined that transaction price based on the defined terms allocated to each performance obligation specified in the contract.

The upfront payment constitutes the amount of consideration to be included in the transaction price and has been allocated to the license. None of the clinical, regulatory or commercial milestones has been included in the transaction price as these variable consideration elements are considered fully constrained. As part of its evaluation of the constraint, the Company considered numerous factors, including that receipt of the milestones is outside the control of the Company and contingent upon success in future clinical trials and the licensee’s efforts.

Any consideration related to sales-based milestones (including royalties) will be recognized when the related sales occur as these amounts have been determined to relate predominantly to the license granted to LMI and therefore are recognized at the later of when the performance obligation is satisfied or the related sales occur. The Company considered LMI’s right to sublicense and develop the Tau protein PET tracers, and the fact that LMI could perform the research and development work themselves within the license term without AC Immune, to conclude that the license has stand-alone functionality and is distinct. The Company believes that the contracted amount represents the fair value. The Company will re-evaluate the transaction price in each reporting period and as uncertain events are resolved or other changes in circumstances occur.

For the years ended December 31, 2020, 2019 and 2018, the Company has recognized nil, CHF 2.2 million and nil, respectively, from this arrangement.

A-syn and TDP-43 PET tracers – 2016 agreement with Biogen

On April 13, 2016, we entered into a non-exclusive research collaboration agreement with Biogen International GmbH, (Biogen). Under the agreement, we and Biogen have agreed to collaborate in the research and early clinical development of our a-syn PET tracer program for PD and other synucleinopathies, and a second program for the identification, research and development of novel PET ligands against TDP-43, a protein recently linked to neurodegeneration in diseases such as amyotrophic lateral sclerosis (ALS). In addition, we have agreed to share the costs of the collaboration, with Biogen primarily funding the majority of research costs, subject to a cap, which includes an upfront technology access fee and funding toward research and development personnel. We own all intellectual property rights to any invention relating to a-syn or TDP-43 PET tracers.

AC Immune assessed this arrangement in accordance with IFRS 15 and concluded that Biogen is a customer. The Company has identified two performance obligations in our Biogen collaboration: (i) technology access fee and (ii) research and development services. The Company determined the transaction price based on the defined terms allocated to each performance obligation specified in the contract. In instances where the Company is reimbursed for research and development contributions procured from third parties such as negotiated terms with clinical CROs, AC Immune records revenues for such services as it is acting as a principal in procuring the goods or services. The Company has the primary responsibility for fulfilling the promise to provide the specified good or service, it has inventory risk before transfer to the customer and it has discretion in negotiating the price with third parties. For other research and development services, revenues are recognized as work is performed, which correspond with and best depict the transfer of control to the customer in line with the terms outlined in the contract.

For the years ended December 31, 2020, 2019 and 2018, the Company has recognized nil, CHF 1.1 million and CHF 4.0 million, respectively, from this arrangement. This collaboration ended in April 2019.

12.2	Grant income

Grants from the Michael J. Fox Foundation

In Q3 2017, we formally signed a grant continuation with the MJFF. This grant provides funds for the development of PET tracers for pathological forms of the protein alpha-synuclein, to support the early diagnosis and clinical management of Parkinson’s disease. We subsequently signed two additional grants which facilitated the execution of a first-in-human study for a potential alpha-synuclein-PET tracer (PET tracer) with the current lead compound and to further develop the PET tracer. The Company retains its intellectual property rights for these alpha-synuclein-PET tracers. These grants concluded in Q2 2020.

In May 2020, the Company, as part of a joint arrangement with Skåne University Hospital (Skåne) in Sweden, was awarded a USD 3.2 (CHF 2.9) million grant from the MJFF’s Ken Griffin Alpha-synuclein Imaging Competition. As part of this grant, AC Immune is eligible to receive USD 2.5 (CHF 2.2) million directly from the MJFF. Skåne will receive USD 0.7 (CHF 0.7) million of the total grant directly from the MJFF over two years to conduct and support the clinical arm of the project.

The MJFF expects that AC Immune and Skåne will complete tasks according to the agreed timelines. AC Immune’s funding is variable depending on the satisfactory achievement of these specific tasks within a specific period of time.

For the years ended December 31, 2020, 2019 and 2018, the Company has recognized CHF 1.3 million, CHF 0.6 million and CHF 0.3 million, respectively, from these grants.